UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2011

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2011 annual meeting of stockholders of Citrix Systems, Inc. (the “Company”), which was held on May 26, 2011 (the “2011 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan (as amended and then in effect, the “Plan”) to increase the aggregate number of shares authorized for issuance under the Plan by 5,500,000 shares of common stock, par value $.001 per share, of the Company and to increase the aggregate number of shares of the Company’s common stock issuable pursuant to restricted stock, restricted stock units, performance units or stock grants by 1,000,000 shares of the Company’s common stock (the “Plan Amendment”). The Plan Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Also at the 2011 Annual Meeting, the Company’s stockholders approved the material terms of the performance criteria under the Plan (the “Performance Criteria”) as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2011 (the “Proxy Statement”). In light of and solely to incorporate the approval of the material terms of the Performance Criteria, Section 2.19 of the Plan was amended as set forth in Exhibit 10.2 hereto (the “Performance Criteria Amendment”), which exhibit is incorporated herein by reference. The Company’s executive officers and directors are eligible to receive awards under the Plan, as amended, including stock options and restricted stock units, in accordance with the terms and conditions of the Plan, as amended. A detailed summary of the Plan, the Plan Amendment and the Performance Criteria is set forth in the Proxy Statement under the captions “Proposal 2: Approval of an Amendment to our Amended and Restated 2005 Equity Incentive Plan” and “Proposal 3: Approval of Performance Criteria under the Amended and Restated 2005 Equity Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and which is incorporated herein by reference, the Plan Amendment and the Performance Criteria Amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, the stockholders of the Company voted on the following matters, which are described in detail in the Company’s Proxy Statement: (i) to elect Asiff S. Hirji and Murray J. Demo as Class I directors to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2014 or until his successor has been duly elected and qualified or until his earlier resignation or removal (“Proposal 1”); (ii) to approve the Plan Amendment (“Proposal 2”); (iii) to approve the material terms of the Performance Criteria (“Proposal 3”); (iv) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011 (“Proposal 4”); (v) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 5”) and (vi) to recommend, on an advisory basis, the frequency of holding future advisory votes on the compensation of the Company’s named executive officers (“Proposal 6”).

The Company’s stockholders approved the nominees recommended for election in Proposal 1. Stockholders voted for directors as follows: 151,776,027 shares voted for the election of Asiff S. Hirji and 151,598,014 shares voted for the election of Murray J. Demo, 2,995,205 shares voted against the election of Asiff S. Hirji and 3,174,835 shares voted against the election of Murray J. Demo, 33,306 shares abstained from voting in the election of Asiff S. Hirji and 31,689 shares abstained from voting in the election of Murray J. Demo. There were 10,547,142 broker non-votes for the election of each of Asiff S. Hirji and Murray J. Demo.

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows: 128,834,492 shares voted for, 25,724,620 shares voted against and 245,426 shares abstained from voting. There were 10,547,142 broker non-votes with respect to Proposal 2.

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows: 145,045,055 shares voted for, 9,613,795 shares voted against and 145,688 shares abstained from voting. There were 10,547,142 broker non-votes with respect to Proposal 3.

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows: 159,146,060 shares voted for, 6,080,504 shares voted against and 125,116 shares abstained from voting.

The Company’s stockholders approved, on an advisory basis, Proposal 5. The votes cast at the Annual Meeting were as follows: 151,023,779 shares voted for, 3,628,277 shares voted against and 152,482 shares abstained from voting. There were 10,547,142 broker non-votes with respect to Proposal 5.

For Proposal 6, the Company’s stockholders approved, on an advisory basis, an annual vote on the compensation of the Company’s named executive officers. The votes cast at the Annual Meeting were as follows: 141,411,988 shares voted for a frequency of every year, 229,409 shares voted for a frequency of every two years, 13,094,589 shares voted for a frequency of every three years and 68,552 shares abstained from voting. There were 10,547,142 broker non-votes with respect to Proposal 6. Consistent with a majority of the votes cast with respect to Proposal 6 and with the recommendation of the Company’s Board of Directors, the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to the Citrix Systems, Inc. Amended and Restated 2005 Equity Incentive Plan

10.2	Third Amendment to the Citrix Systems, Inc. Amended and Restated 2005 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated: June 2, 2011	By:	/s/ David J. Henshall
		Name:	David J. Henshall
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to the Citrix Systems, Inc. Amended and Restated 2005 Equity Incentive Plan

10.2	Third Amendment to the Citrix Systems, Inc. Amended and Restated 2005 Equity Incentive Plan